UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: September 30

Date of reporting period: September 30, 2015

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	September 30, 2015

QS BATTERYMARCH

INTERNATIONAL DIVIDEND FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to provide long-term capital appreciation and income.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of QS Batterymarch International Dividend Fund for the twelve-month reporting period ended September 30, 2015. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

I am pleased to introduce myself as the new President and Chief Executive Officer of the Fund, succeeding Kenneth D. Fuller. I am honored to have been appointed to my new role. During my 27 year career with Legg Mason, I have seen the investment management industry evolve and expand. Throughout these changes, maintaining an unwavering focus on our shareholders and their needs has remained paramount.

Special shareholder notice

Effective March 31, 2015, the Fund previously known as QS Batterymarch Managed Volatility International Dividend Fund was renamed QS Batterymarch International Dividend Fund. The Fund’s investment objective, policies and strategies remain unchanged.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

II	QS Batterymarch International Dividend Fund

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

October 30, 2015

QS Batterymarch International Dividend Fund	III

Investment commentary

Economic review

The pace of U.S. economic activity was mixed during the twelve months ended September 30, 2015 (the “reporting period”). Looking back, the U.S. Department of Commerce’s revised figures showed that fourth quarter 2014 U.S. gross domestic product (“GDP”)i growth was 2.1%. First quarter 2015 GDP growth then moderated to 0.6%. This was attributed to a number of factors, including a deceleration in personal consumption expenditures (“PCE”), along with negative contributions from exports, nonresidential fixed investment, and state and local government spending. Economic activity then accelerated, as second quarter GDP growth was 3.9%. The upturn was driven by increasing exports, accelerating PCE, declining imports, expanding state and local government spending, and rising nonresidential fixed investment. The U.S. Department of Commerce’s initial reading for third quarter 2015 GDP growth — released after the reporting period ended — was 1.5%. Decelerating growth was primarily due to a downturn in private inventory investment and decelerations in exports, nonresidential fixed investment, PCE, state and local government spending, and residential fixed investment.

The labor market was a tailwind for the economy during the reporting period. When the period began, unemployment was 5.7%, as reported by the U.S. Department of Labor. By September 2015, unemployment was 5.1%, equaling its lowest level since April 2008.

Turning to the global economy, in its October 2015 World Economic Outlook Update, released after the close of the reporting period, the International Monetary Fund (“IMF”) said “Prospects across the main countries and regions remain uneven. Relative to last year, the recovery in advanced economies is expected to pick up slightly, while activity in emerging market and developing economies is projected to slow for the fifth year in a row, primarily reflecting weaker prospects for some large emerging market economies and oil-exporting countries.” From a regional perspective, the IMF projects that 2015 growth in the Eurozone will be 1.5%, versus 0.9% in 2014. Japan’s economy is expected to expand 0.6% in 2015, compared to a contraction of -0.1% in 2014. Elsewhere, the IMF said that overall growth in emerging market countries will decelerate in 2015, with growth of 4.0% versus 4.6% in 2014.

The Federal Reserve Board (“Fed”)ii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As it has since December 2008, the Fed maintained the federal funds rateiii at a historically low range between zero and 0.25% during the twelve months ended September 30, 2015. However, in October 2014 the Fed ended its asset purchase program that was announced in December 2012. In December 2014, the Fed said that “it can be patient in beginning to normalize the stance of monetary policy.” At its meeting that concluded on July 29, 2015, the Fed said “The Committee currently anticipates that, even after employment and inflation are near mandate-consistent levels, economic conditions may, for some time, warrant keeping the target federal funds rate below levels the Committee views as normal in the longer run.” At its meeting that ended on September 17, 2015, the Fed decided to maintain the target between zero and 0.25%. Finally, at its meeting that concluded

IV	QS Batterymarch International Dividend Fund

on October 28, 2015, after the close of the reporting period, the Fed said, “In determining whether it will be appropriate to raise the target range at its next meeting, the Committee will assess progress — both realized and expected — toward its objectives of maximum employment and 2 percent inflation.”

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)iv took a number of actions to stimulate growth and ward off deflation. The ECB reduced rates in June and September 2014. Then, in January 2015 the ECB announced that, beginning in March 2015, it would start a €60 billion-a-month bond buying program that is expected to run until September 2016. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. At the end of October 2014, the Bank of Japan announced that it would increase its asset purchases between 10 trillion yen and 20 trillion yen ($90.7 billion to $181.3 billion) to approximately 80 trillion yen ($725 billion) annually, in an attempt to stimulate growth. Elsewhere, after holding rates steady at 6.0% since July 2012, the People’s Bank of China lowered rates five times from November 23, 2014 to August 25, 2015. On October 23, 2015, after the reporting period ended, China’s central bank again cut rates, pushing them down to 4.35%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

October 30, 2015

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

QS Batterymarch International Dividend Fund	V

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide long-term capital appreciation and income. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity and equity-related securities that provide investment income, dividend payments or other distributions or in other investments with similar economic characteristics. The Fund invests substantially all of its assets in securities of non-U.S. issuers, including issuers in emerging markets, and may invest in issuers of any market capitalization.

We typically emphasize investments in stocks expected to pay dividends and favor stocks with lower volatility characteristics as identified by our proprietary security risk assessment process. Dividend paying stocks are identified by using a combination of historical dividend payments and future dividend estimates from third party analyst databases, as available. We pursue the Fund’s investment objectives by implementing an investment strategy that utilizes proprietary quantitative investment models to assist with stock selection, portfolio construction and risk control.

We seek to manage volatility through analyzing outputs from our multifactor risk model and measurements of each stock’s risk relative to the overall risk of the equity markets (beta) and looking for companies that offer a combination of attractive yields, high dividend growth, a record of increasing dividends and the cash flow to support dividend payments. Both of these types of risk measures (statistical and fundamental) are used to assist us in constructing a portfolio of securities for the Fund.

Additionally, elements of our multidimensional stock-ranking model, primarily cash-flow related factors, are used to identify securities that we believe will have less volatility than the overall equity markets. We evaluate our investment models over time and the factors used in the models may change. We may take additional, non-quantitative factors into account when selecting portfolio securities, including our macroeconomic outlook.

Q. What were the overall market conditions during the Fund’s reporting period?

A. For the twelve months ended September 30, 2015, all regions and virtually all sectors were in negative territory despite a solid start to the period; For the fourth quarter of 2014, global equities advanced modestly, as market watchers appeared to be balancing optimism for the U.S. and Japanese economies with concerns over a weakening Europe and geopolitical turmoil globally.

Over the remainder of the period, investor concerns regarding global growth, political tensions, and plunging oil prices led to increased volatility across markets. Early in 2015, Greece selected an anti-austerity government and oil prices continued to slide. However, global equities continued to advance until the last week of June when global markets declined on halted negotiations between the European Central Bank (“ECB”)i and Greece, as well as a steep drop in the Chinese stock market which had rallied through May. While a July 5th referendum in Greece brought a cash-for-reform deal, economic sentiment there hit its lowest level in almost three years, hurt by banking restrictions and political uncertainty in the country.

QS Batterymarch International Dividend Fund 2015 Annual Report	1

Fund overview (cont’d)

Global equities declined across all regions and sectors for the final quarter of the period in reaction to China’s slowdown and commodity price declines. Developed markets began the quarter on a positive note as a deal was reached between Greece and its creditors, resolution on a nuclear deal with Iran appeared to be imminent, and economic data was better than expected. By August 2015, though, investors across the globe sold off equities in reaction to several events, including China’s depreciation of its currency, which dropped by over 4% compared with the U.S. dollar during the second week, and continued pressure on commodity prices. On September 17, 2015, the Federal Reserve Board (“Fed”)ii announced it was keeping the federal funds rateiii unchanged, causing investors to speculate that global growth was far weaker than anticipated.

Japan outperformed the market overall, benefiting from both monetary and fiscal policy that is tilted towards increasing gross domestic product (“GDP”)iv growth and softening restrictive labor market policies. In addition there have been improvements at the micro level; individual companies seem to be finally acknowledging the need to generate appropriate returns for shareholders and taking steps to improve return on equity (“ROEs”). Japan saw the largest declines of the developed markets in the final quarter of the reporting period, as its economy began growing more slowly on weak business investment and consumer spending. Still, continued support from the central bank and increased attention to generating appropriate returns for shareholders should support the local market. Corporate profits are actually very healthy, and other indicators (like wage growth, employment and real estate prices) are positive.

Continental Europe experienced volatility throughout the period, often as a result of changing prospects for a resolution with Greece. Early 2015 saw the benefits of an announcement of quantitative easing and improved employment and manufacturing data. While talks broke down between the ECB and Greece in June 2015 before the July 5th referendum, for much of the second quarter of 2015 equity inflows continued, as the economic outlook for Germany and a number of other markets, including Spain and France, looked promising. European markets declined over 8% in the final quarter, with Greece plunging in the aftermath of its unpopular bailout plan and an influx of refugees from the Middle East conflicts. Economic data continues to be mixed, with economies like Germany, Ireland and Spain continuing to see solid improvement, but Italy and France continue to disappoint. At the aggregate level, Europe continues to recover at a slow pace, and debt levels generally remain high, all but guaranteeing continued aid from the ECB.

The UK underperformed the other major markets for the twelve-month period, despite a victory for the standing conservative government in May, which was viewed as a positive for investors. While gains were broad based in the second calendar quarter of 2015, at the end of the reporting period Materials, Industrials and Banks had steep declines. The Bank of England is considering raising rates, as inflation is rising amid strong housing gains.

Across regions, the Energy sector was hard hit given plunging oil prices. The Materials sector suffered as well. Not surprisingly, the

2	QS Batterymarch International Dividend Fund 2015 Annual Report

resource-based Australia, New Zealand and Canada region had the weakest return globally, as commodities were weak.

Q. How did we respond to these changing market conditions?

A. Our process focuses on building a portfolio with attractive income and lower volatility than the market overall. We believe that these characteristics will allow us to provide some protection in down markets while still participating in up markets. We strongly believe in the value of a diversified portfolio based on both fundamental and quantitative measures regardless of the environment, but particularly during times of extreme market volatility. Thus, changing market conditions did not warrant a change in our process.

Performance review

For the twelve months ended September 30, 2015, Class IS shares of QS Batterymarch International Dividend Fund returned -0.18%. The Fund’s unmanaged benchmark, the MSCI All Country World Index Ex-U.S.v, returned -12.16% for the same period. The Lipper International Equity Income Funds Category Average1 returned -11.95% over the same time frame.

Performance Snapshot as of September 30, 2015 (unaudited)
	6 months	12 months
QS Batterymarch International Dividend Fund:
Class IS	-4.48%	-0.18%
MSCI All Country World Index Ex-U.S.	-11.71%	-12.16%
Lipper International Equity Income Funds Category Average[1]	-9.75%	-11.95%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month end, please visit our website at www.leggmason.com/individualinvestors.

Share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated February 1, 2015, the gross total annual operating expense ratio for Class IS shares was 6.95%.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended September 30, 2015, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 75 funds for the six-month period and among the 67 for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

QS Batterymarch International Dividend Fund 2015 Annual Report	3

Fund overview (cont’d)

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 0.85% for Class IS shares. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. Stock selection was the primary contributor to performance for the period and was particularly strong in the UK and Japan. Selection was also strong in continental Europe, especially in the Consumer Staples sector. At the stock level, the strongest contributors were Japanese pharmaceutical company Eisai Co. Ltd, Lloyd’s of London insurer Amlin plc, which is set to be purchased by Japan’s Mitsui Sumitomo to give it scale, and Berkeley Holdings plc (the latter two not held in the benchmark) which all returned over 45% for the period held.

Country and sector allocation decisions also benefited relative performance overall, most notably an overweight to Japan which fared better in this negative return environment, especially in Consumer Staples.

Q. What were the leading detractors from performance?

A. Stock selection in continental Europe Industrials detracted from relative performance for the period. From a specific security perspective, the primary detractor was non-benchmark holding Neopost SA, with a negative return of over 60% for the period held. Energy companies Cia Energetica de Minas Gerais in Brazil and TransAlta Corporation in Canada were also major detractors, with negative returns of over 68% and 52%, respectively, in the face of low energy prices.

An underweight to continental Europe Consumer Discretionary stocks also detracted from relative performance, as that sector outperformed relative to the benchmark overall.

Thank you for your investment in QS Batterymarch International Dividend Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

QS Batterymarch Financial Management, Inc.

October 20, 2015

4	QS Batterymarch International Dividend Fund 2015 Annual Report

RISKS: Equity securities are subject to price fluctuation. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. International investments are subject to special risks including currency fluctuations, as well as social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Dividends fluctuate and are subject to change. Dividends represent past performance and there is no guarantee they will continue to be paid. The manager’s investment style may become out of favor and/or the manager’s selection process may prove incorrect, which may have a negative impact on the Fund’s performance. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of September 30, 2015 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of September 30, 2015 were: Bezeq Israeli Telecommunication Corp., Ltd. (1.4%), Berkeley Group Holdings PLC (1.2%), Delhaize Group (1.1%), Nippon Telegraph & Telephone Corp. (1.1%), Yue Yuen Industrial Holdings Ltd. (1.1%), Imperial Tobacco Group PLC (1.1%), Elisa OYJ (1.1%), Metro Inc., Class A Shares (1.1%), National Grid PLC (1.1%) and Nestle SA, Registered Shares (1.0%). Please refer to pages 10 through 16 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of September 30, 2015 were: Financials (20.6%), Consumer Staples (18.2%), Telecommunication Services (16.6%), Utilities 12.7%) and Health Care (10.3%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

[v]

The MSCI All Country World Index Ex-U.S. (“MSCI ACWI Ex-U.S.”) is a market-capitalization-weighted index that is designed to measure performance of stocks throughout the world, with the exception of U.S.-based companies. The MSCI ACWI Ex-U.S. includes both developed and emerging markets.

QS Batterymarch International Dividend Fund 2015 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of September 30, 2015 and September 30, 2014. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	QS Batterymarch International Dividend Fund 2015 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2015 and held for the six months ended September 30, 2015.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class IS	-4.48%	$1,000.00	$955.20	0.85%	$4.17	Class IS	5.00%	$1,000.00	$1,020.81	0.85%	$4.31

[1]	For the six months ended September 30, 2015.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

QS Batterymarch International Dividend Fund 2015 Annual Report	7

Fund performance (unaudited)

Average annual total returns[1]
Class IS
Twelve Months Ended 9/30/15	-0.18%
Inception* through 9/30/15	5.31

Cumulative total returns[1]
Class IS (Inception date of 2/28/13 through 9/30/15)	14.33%

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

*	Inception date of Class IS shares is February 28, 2013.

8	QS Batterymarch International Dividend Fund 2015 Annual Report

Historical performance

Value of $1,000,000 invested in

Class IS Shares of QS Batterymarch International Dividend Fund vs. MSCI All Country World Index Ex-U.S.† — February 2013 - September 2015

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $1,000,000 invested in Class IS shares of QS Batterymarch International Dividend Fund on February 28, 2013, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2015. The hypothetical illustration also assumes a $1,000,000 investment in the MSCI All Country World Index Ex-U.S. The MSCI All Country World Index Ex-U.S. is a market-capitalization-weighted index that is designed to measure performance of stocks throughout the world, with the exception of U.S.-based companies. The MSCI All Country World Index Ex-U.S. includes both developed and emerging markets. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

QS Batterymarch International Dividend Fund 2015 Annual Report	9

Schedule of investments

September 30, 2015

QS Batterymarch International Dividend Fund

Security	Shares	Value
Common Stocks — 98.3%
Consumer Discretionary — 9.5%
Diversified Consumer Services — 0.6%
Benesse Holdings Inc.	600	$16,084	(a)
Household Durables — 1.2%
Berkeley Group Holdings PLC	600	30,380	(a)
Media — 3.8%
RTL Group SA	154	13,289	(a)
SES, FDR	683	21,552	(a)
Shaw Communications Inc., Class B Shares	800	15,491
Sky PLC	1,261	19,954	(a)
Thomson Reuters Corp.	600	24,117
Total Media		94,403
Specialty Retail — 1.9%
Nitori Holdings Co., Ltd.	300	23,624	(a)
USS Co., Ltd.	1,400	23,405	(a)
Total Specialty Retail		47,029
Textiles, Apparel & Luxury Goods — 2.0%
Li & Fung Ltd.	30,000	23,087	(a)
Yue Yuen Industrial Holdings Ltd.	7,506	28,063	(a)
Total Textiles, Apparel & Luxury Goods		51,150
Total Consumer Discretionary		239,046
Consumer Staples — 18.2%
Beverages — 0.7%
Coca-Cola Amatil Ltd.	2,650	16,791	(a)
Food & Staples Retailing — 8.6%
Aeon Co., Ltd.	1,200	18,681	(a)
Colruyt SA	400	19,254	(a)
Delhaize Group	320	28,368	(a)
Empire Co., Ltd., Class A Shares	600	12,342
FamilyMart Co., Ltd.	460	21,053	(a)
J Sainsbury PLC	4,100	16,227	(a)
Koninklijke Ahold NV	1,190	23,226	(a)
Lawson Inc.	300	22,185	(a)
Metro Inc., Class A Shares	985	26,837
William Morrison Supermarkets PLC	6,561	16,529	(a)
Woolworths Ltd.	700	12,240	(a)
Total Food & Staples Retailing		216,942

See Notes to Financial Statements.

10	QS Batterymarch International Dividend Fund 2015 Annual Report

QS Batterymarch International Dividend Fund

Security	Shares	Value
Food Products — 3.3%
Nestle SA, Registered Shares	350	$26,357	(a)
Suedzucker AG	1,162	21,093	(a)
Want Want China Holdings Ltd.	16,043	13,183	(a)
Yamazaki Baking Co., Ltd.	1,454	22,434	(a)
Total Food Products		83,067
Household Products — 1.8%
Kimberly-Clark de Mexico SAB de CV, Class A Shares	8,476	19,168
Reckitt Benckiser Group PLC	287	26,052	(a)
Total Household Products		45,220
Personal Products — 1.0%
Unilever PLC	600	24,441	(a)
Tobacco — 2.8%
British American Tobacco PLC	417	23,046	(a)
Imperial Tobacco Group PLC	532	27,535	(a)
Japan Tobacco Inc.	600	18,665	(a)
Total Tobacco		69,246
Total Consumer Staples		455,707
Energy — 2.9%
Oil, Gas & Consumable Fuels — 2.9%
China Petroleum & Chemical Corp., Class H Shares	22,000	13,588	(a)
Keyera Corp.	556	15,311
Pembina Pipeline Corp.	500	12,031
Royal Dutch Shell PLC, Class B Shares	700	16,604	(a)
Total SA	310	13,976	(a)
Total Energy		71,510
Financials — 20.6%
Banks — 7.7%
Bank of China Ltd., Class H Shares	39,000	16,881	(a)
Bendigo and Adelaide Bank Ltd.	1,757	12,265	(a)
BOC Hong Kong Holdings Ltd.	6,000	17,710	(a)
China Construction Bank Corp., Class H Shares	23,109	15,480	(a)
China Minsheng Banking Corp. Ltd., Class H Shares	16,577	15,345	(a)
Commonwealth Bank of Australia	255	13,121	(a)
Gunma Bank Ltd.	3,000	19,185	(a)
HSBC Holdings PLC	1,800	13,617	(a)
National Bank of Canada	584	18,642
Oversea-Chinese Banking Corp., Ltd.	2,300	14,240	(a)
Swedbank AB, Class A Shares	781	17,274	(a)

See Notes to Financial Statements.

QS Batterymarch International Dividend Fund 2015 Annual Report	11

Schedule of investments (cont’d)

September 30, 2015

QS Batterymarch International Dividend Fund

Security	Shares	Value
Banks — continued
Toronto-Dominion Bank	480	$18,919
Total Banks		192,679
Diversified Financial Services — 0.4%
First Pacific Co., Ltd.	17,829	10,946	(a)
Insurance — 9.5%
Admiral Group PLC	900	20,490	(a)
Ageas	600	24,629	(a)
Direct Line Insurance Group PLC	3,876	22,028	(a)
Hannover Rueck SE	235	24,026	(a)
Hiscox Ltd.	1,621	23,126	(a)
Lancashire Holdings Ltd.	1,600	16,752	(a)
Muenchener Rueckversicherungs-Gesellschaft AG (MunichRe), Registered Shares	102	19,002	(a)
Swiss Re AG	250	21,490	(a)
Talanx AG	850	25,422	(a)
Tryg A/S	1,350	26,274	(a)
Zurich Insurance Group AG	60	14,761	(a)
Total Insurance		238,000
Real Estate Investment Trusts (REITs) — 0.9%
Link REIT	4,192	23,053	(a)
Real Estate Management & Development — 2.1%
Daito Trust Construction Co., Ltd.	200	20,344	(a)
PSP Swiss Property AG, Registered Shares	156	12,844	(a)
Swiss Prime Site AG, Registered Shares	270	19,761	(a)
Total Real Estate Management & Development		52,949
Total Financials		517,627
Health Care — 10.3%
Health Care Providers & Services — 0.7%
Miraca Holdings Inc.	400	17,013	(a)
Pharmaceuticals — 9.6%
AstraZeneca PLC	286	18,151	(a)
Chugai Pharmaceutical Co., Ltd.	700	21,545	(a)
Eisai Co., Ltd.	300	17,794	(a)
GlaxoSmithKline PLC	937	17,962	(a)
Mitsubishi Tanabe Pharma Corp.	1,200	21,122	(a)
Novartis AG, Registered Shares	245	22,568	(a)
Otsuka Holdings Co., Ltd.	760	24,427	(a)
Roche Holding AG	78	20,620	(a)
Sanofi	154	14,671	(a)

See Notes to Financial Statements.

12	QS Batterymarch International Dividend Fund 2015 Annual Report

QS Batterymarch International Dividend Fund

Security	Shares	Value
Pharmaceuticals — continued
Shionogi & Co., Ltd.	600	$21,567	(a)
Teva Pharmaceutical Industries Ltd., ADR	418	23,600
Tsumura & Co.	800	17,449	(a)
Total Pharmaceuticals		241,476
Total Health Care		258,489
Industrials — 4.6%
Industrial Conglomerates — 1.2%
Jardine Matheson Holdings Ltd.	300	14,183	(a)
Siemens AG, Registered Shares	180	16,082	(a)
Total Industrial Conglomerates		30,265
Road & Rail — 1.9%
ComfortDelGro Corp., Ltd.	11,000	22,269	(a)
West Japan Railway Co.	400	25,041	(a)
Total Road & Rail		47,310
Transportation Infrastructure — 1.5%
Beijing Capital International Airport Co., Ltd.	26,000	24,343	(a)
Hutchison Port Holdings Trust	26,000	14,328	(a)
Total Transportation Infrastructure		38,671
Total Industrials		116,246
Information Technology — 2.4%
Communications Equipment — 0.7%
VTech Holdings Ltd.	1,500	17,827	(a)
Electronic Equipment, Instruments & Components — 0.6%
Nippon Electric Glass Co., Ltd.	3,000	14,535	(a)
Semiconductors & Semiconductor Equipment — 0.8%
Siliconware Precision Industries Co., Ltd., ADR	2,906	18,264
Technology Hardware, Storage & Peripherals — 0.3%
Neopost SA	310	8,082	(a)
Total Information Technology		58,708
Materials — 0.9%
Chemicals — 0.9%
Givaudan SA, Registered Shares	14	22,812	(a)
Telecommunication Services — 16.4%
Diversified Telecommunication Services — 11.3%
BCE Inc.	406	16,617
Bezeq Israeli Telecommunication Corp., Ltd.	18,589	35,558	(a)
Elisa OYJ	800	27,080	(a)
HKT Trust and HKT Ltd.	20,000	23,780	(a)

See Notes to Financial Statements.

QS Batterymarch International Dividend Fund 2015 Annual Report	13

Schedule of investments (cont’d)

September 30, 2015

QS Batterymarch International Dividend Fund

Security	Shares	Value
Diversified Telecommunication Services — continued
Nippon Telegraph & Telephone Corp.	800	$28,096	(a)
Orange SA	1,500	22,685	(a)
PCCW Ltd.	40,991	21,205	(a)
Proximus	700	24,124	(a)
Singapore Telecommunications Ltd.	8,600	21,816	(a)
Swisscom AG, Registered Shares	41	20,496	(a)
TDC A/S	3,136	16,183	(a)
Telefonica Deutschland Holding AG	4,250	25,938	(a)
Total Diversified Telecommunication Services		283,578
Wireless Telecommunication Services — 5.1%
China Mobile Ltd.	1,449	17,238	(a)
KDDI Corp.	1,100	24,634	(a)
NTT DoCoMo Inc.	1,200	20,119	(a)
Rogers Communications Inc., Class B Shares	737	25,393
StarHub Ltd.	5,400	13,151	(a)
Vodacom Group Ltd.	1,600	15,902	(a)
Vodafone Group PLC	4,024	12,724	(a)
Total Wireless Telecommunication Services		129,161
Total Telecommunication Services		412,739
Utilities — 12.5%
Electric Utilities — 6.2%
Cheung Kong Infrastructure Holdings Ltd.	2,557	22,952	(a)
Chugoku Electric Power Co. Inc.	1,200	16,571	(a)
CLP Holdings Ltd.	2,933	25,032	(a)
Hokuriku Electric Power Co.	1,200	16,176	(a)
Power Assets Holdings Ltd.	2,343	22,235	(a)
Scottish & Southern Energy PLC	1,055	23,926	(a)
Spark Infrastructure Group	9,556	12,565	(a)
Terna-Rete Elettrica Nazionale SpA	3,204	15,598	(a)
Total Electric Utilities		155,055
Gas Utilities — 1.7%
Osaka Gas Co., Ltd.	5,000	19,029	(a)
Tokyo Gas Co., Ltd.	4,933	23,980	(a)
Total Gas Utilities		43,009
Independent Power and Renewable Electricity Producers — 1.4%
Huaneng Power International Inc., Class H Shares	18,000	19,578	(a)
Tractebel Energia SA	1,000	8,515
TransAlta Corp.	1,732	8,047
Total Independent Power and Renewable Electricity Producers		36,140

See Notes to Financial Statements.

14	QS Batterymarch International Dividend Fund 2015 Annual Report

QS Batterymarch International Dividend Fund

Security		Shares	Value
Multi-Utilities — 2.3%
Centrica PLC		4,786	$16,631	(a)
Engie		880	14,250	(a)
National Grid PLC		1,912	26,628	(a)
Total Multi-Utilities			57,509
Water Utilities — 0.9%
Severn Trent PLC		700	23,176	(a)
Total Utilities			314,889
Total Common Stocks (Cost — $2,310,801)			2,467,773
Preferred Stocks — 0.4%
Telecommunication Services — 0.2%
Diversified Telecommunication Services — 0.2%
Telefonica Brasil SA		700	6,475
Utilities — 0.2%
Electric Utilities — 0.2%
Companhia Energetica de Minas Gerais		2,270	4,002
Total Preferred Stocks (Cost — $36,659)			10,477
Total Investments before Short-Term Investments (Cost — $2,347,460)			2,478,250

	Rate
Short-Term Investments — 0.5%
State Street Institutional Liquid Reserves Fund, Premier Class (Cost — $14,137)	0.125%	14,137	14,137
Total Investments — 99.2% (Cost — $2,361,597#)			2,492,387
Other Assets in Excess of Liabilities — 0.8%			19,423
Total Net Assets — 100.0%			$2,511,810

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

#	Aggregate cost for federal income tax purposes is $2,377,219.

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
FDR	— Fiduciary Depositary Receipts

See Notes to Financial Statements.

QS Batterymarch International Dividend Fund 2015 Annual Report	15

Schedule of investments (cont’d)

September 30, 2015

QS Batterymarch International Dividend Fund

Summary of Investments by Country** (unaudited)
Japan	21.5%
United Kingdom	16.8
Hong Kong	10.0
Switzerland	7.3
Canada	6.8
China	5.4
Germany	5.3
Belgium	3.9
Singapore	3.4
France	2.9
Australia	2.7
Israel	2.4
Denmark	1.7
Netherlands	1.6
Luxembourg	1.4
Finland	1.1
United States	1.0
Mexico	0.8
Brazil	0.8
Taiwan	0.7
Sweden	0.7
South Africa	0.6
Italy	0.6
Short-Term Investments	0.6
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of September 30, 2015 and are subject to change.

See Notes to Financial Statements.

16	QS Batterymarch International Dividend Fund 2015 Annual Report

Statement of assets and liabilities

September 30, 2015

Assets:
Investments, at value (Cost — $2,361,597)	$2,492,387
Foreign currency, at value (Cost — $12,502)	12,308
Receivable from investment manager	20,734
Dividends and interest receivable	14,086
Receivable for securities sold	8
Prepaid expenses	28,714
Total Assets	2,568,237

Liabilities:
Trustees’ fees payable	30
Accrued expenses	56,397
Total Liabilities	56,427
Total Net Assets	$2,511,810

Net Assets:
Par value (Note 5)	$2
Paid-in capital in excess of par value	2,164,713
Undistributed net investment income	56
Accumulated net realized gain on investments and foreign currency transactions	217,054
Net unrealized appreciation on investments and foreign currencies	129,985
Total Net Assets	$2,511,810

Shares Outstanding:
Class IS	243,551

Net Asset Value:
Class IS	$10.31

See Notes to Financial Statements.

QS Batterymarch International Dividend Fund 2015 Annual Report	17

Statement of operations

For the Year Ended September 30, 2015

Investment Income:
Dividends	$121,616
Interest	35
Less: Foreign taxes withheld	(8,609)
Total Investment Income	113,042

Expenses:
Registration fees	54,081
Legal fees	51,715
Audit and tax fees	32,680
Investment management fee (Note 2)	19,900
Custody fees	19,832
Fund accounting fees	16,837
Shareholder reports	12,167
Transfer agent fees	981
Insurance	318
Trustees’ fees	205
Miscellaneous expenses	3,807
Total Expenses	212,523
Less: Fee waivers and/or expense reimbursements (Note 2)	(186,500)
Net Expenses	26,023
Net Investment Income	87,019

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain (Loss) From:
Investment transactions	217,057
Foreign currency transactions	(3,533)
Net Realized Gain	213,524
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(234,000)
Foreign currencies	(344)
Change in Net Unrealized Appreciation (Depreciation)	(234,344)
Net Loss on Investments and Foreign Currency Transactions	(20,820)
Increase in Net Assets from Operations	$66,199

See Notes to Financial Statements.

18	QS Batterymarch International Dividend Fund 2015 Annual Report

Statements of changes in net assets

For the Years Ended September 30,	2015	2014

Operations:
Net investment income	$87,019	$110,391
Net realized gain	213,524	12,609
Change in net unrealized appreciation (depreciation)	(234,344)	53,229
Increase in Net Assets from Operations	66,199	176,229

Distributions to Shareholders From (Note 1):
Net investment income	(93,001)	(114,001)
Net realized gains	(13,320)	(17,003)
Decrease in Net Assets from Distributions to Shareholders	(106,321)	(131,004)

Fund Share Transactions (Note 5):
Net proceeds from sale of shares	945	384,424
Reinvestment of distributions	106,321	131,004
Cost of shares repurchased	(759,792)	(4,183)
Increase (Decrease) in Net Assets from Fund Share Transactions	(652,526)	511,245
Increase (Decrease) in Net Assets	(692,648)	556,470

Net Assets:
Beginning of year	3,204,458	2,647,988
End of year*	$2,511,810	$3,204,458
*Includesundistributed net investment income of:	$56	$9,571

See Notes to Financial Statements.

QS Batterymarch International Dividend Fund 2015 Annual Report	19

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class IS Shares[1]	2015	2014	2013[2]

Net asset value, beginning of year	$10.71	$10.56	$10.00

Income (loss) from operations:
Net investment income	0.31	0.39	0.27
Net realized and unrealized gain (loss)	(0.32)	0.22	0.54
Total income (loss) from operations	(0.01)	0.61	0.81

Less distributions from:
Net investment income	(0.35)	(0.39)	(0.25)
Net realized gains	(0.04)	(0.07)	—
Total distributions	(0.39)	(0.46)	(0.25)

Net asset value, end of year	$10.31	$10.71	$10.56
Total return[3]	(0.18)%	5.83%	8.23%

Net assets, end of year (000s)	$2,512	$3,204	$2,648

Ratios to average net assets:
Gross expenses	6.94%	7.72%	13.20%[4]
Net expenses[5,6]	0.85	0.85	0.85 [4]
Net investment income	2.84	3.61	4.42 [4]

Portfolio turnover rate	13%	4%	4%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period February 28, 2013 (inception date) to September 30, 2013.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

20	QS Batterymarch International Dividend Fund 2015 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

QS Batterymarch International Dividend Fund (formerly QS Batterymarch Managed Volatility International Dividend Fund ) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (formerly, Legg Mason North American Fund Valuation Committee) (the “Valuation

QS Batterymarch International Dividend Fund 2015 Annual Report	21

Notes to financial statements (cont’d)

Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

22	QS Batterymarch International Dividend Fund 2015 Annual Report

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks:
Consumer discretionary	$39,608	$199,438	—	$239,046
Consumer staples	58,347	397,360	—	455,707
Energy	27,342	44,168	—	71,510
Financials	37,561	480,066	—	517,627
Health care	23,600	234,889	—	258,489
Information technology	18,264	40,444	—	58,708
Telecommunication services	42,010	370,729	—	412,739
Utilities	16,562	298,327	—	314,889
Other common stocks	—	139,058	—	139,058
Preferred stocks	10,477	—	—	10,477
Total long-term investments	$273,771	$2,204,479	—	$2,478,250
Short-term investments†	14,137	—	—	14,137
Total investments	$287,908	$2,204,479	—	$2,492,387

†	See Schedule of Investments for additional detailed categorizations.

For the year ended September 30, 2015, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At September 30, 2015, securities valued at $2,204,479 were classified as Level 2 within the fair value hierarchy because fair value procedures were applied when the change in value of a domestic equity security index suggested that the closing prices on foreign exchanges may no longer have represented the value of those securities at the time of closing of the NYSE.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at

QS Batterymarch International Dividend Fund 2015 Annual Report	23

Notes to financial statements (cont’d)

least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

24	QS Batterymarch International Dividend Fund 2015 Annual Report

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2015, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain
(a)	$(3,533)	$3,533

(a)	Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes.

QS Batterymarch International Dividend Fund 2015 Annual Report	25

Notes to financial statements (cont’d)

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and QS Batterymarch Financial Management, Inc. (“QS Batterymarch”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, QS Batterymarch and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.65% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of the portion of the cash and short-term instruments allocated to Western Asset. For its services, LMPFA pays QS Batterymarch and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

During the year ended September 30, 2015, fees waived and/or expenses reimbursed amounted to $186,500.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

As of September 30, 2015, Legg Mason and its affiliates owned 77% of the Fund.

3. Investments

During the year ended September 30, 2015, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$395,187
Sales	1,030,376

26	QS Batterymarch International Dividend Fund 2015 Annual Report

At September 30, 2015, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$379,227
Gross unrealized depreciation	(264,059)
Net unrealized appreciation	$115,168

4. Derivative instruments and hedging activities

During the year ended September 30, 2015, the Fund did not invest in derivative instruments.

5. Shares of beneficial interest

At September 30, 2015, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended September 30, 2015	Year Ended September 30, 2014
Class IS
Shares sold	89	36,647
Shares issued on reinvestment	9,852	12,215
Shares repurchased	(65,624)	(393)
Net increase (decrease)	(55,683)	48,469

6. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended September 30, was as follows:

	2015	2014
Distributions paid from:
Ordinary income	$98,612	$130,924
Net long-term capital gains	7,709	80
Total distributions paid	$106,321	$131,004

As of September 30, 2015, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$6,535
Undistributed long-term capital gains — net	231,689
Total undistributed earnings	$238,224
Other book/tax temporary differences(a)	(5,492)
Unrealized appreciation (depreciation)(b)	114,363
Total accumulated earnings (losses) — net	$347,095

(a)	Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

QS Batterymarch International Dividend Fund 2015 Annual Report	27

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities of QS Batterymarch International Dividend Fund (formerly, QS Batterymarch Managed Volatility International Dividend Fund) (the “Fund”), a series of Legg Mason Partners Equity Trust, including the schedule of investments, as of September 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period from February 28, 2013 (inception date) to September 30, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of QS Batterymarch International Dividend Fund as of September 30, 2015 , the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period from February 28, 2013 (inception date) to September 30, 2013, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 17, 2015

28	QS Batterymarch International Dividend Fund 2015 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of QS Batterymarch International Dividend Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

QS Batterymarch International Dividend Fund	29

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Althea L. Duersten
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (1993 to 2011)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International Inc. (business development) (since 1998)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000 (Chairman since 2013)
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

30	QS Batterymarch International Dividend Fund

Independent Trustees cont’d
Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (35 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); Director, Fort Dearborn Income Securities, Inc. (since 2013); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010)

Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Partner, Thompson Coburn LLP (law firm) (since 2009); formerly, Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (1984 to 2009)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

QS Batterymarch International Dividend Fund	31

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee and Officer
Jane Trust[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years

Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2015); Officer and/or Trustee/Director of 156 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); formerly, Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); formerly, Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)

Number of funds in fund complex overseen by Trustee	147
Other board memberships held by Trustee during past five years	None

Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

32	QS Batterymarch International Dividend Fund

Additional Officers cont’d
Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

QS Batterymarch International Dividend Fund	33

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years

Director of Legg Mason & Co. (since 2015); Treasurer of

certain mutual funds associated with Legg Mason & Co. or

its affiliates (since 2010); formerly, Vice President of Legg

Mason & Co. (2011 to 2015); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Effective June 1, 2015, Ms. Trust became a Trustee. In addition, Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

34	QS Batterymarch International Dividend Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended September 30, 2015:

Record date:	12/10/2014	12/22/2014	3/30/2015	6/29/2015	9/29/2015
Payable date:	12/11/2014	12/23/2014	3/31/2015	6/30/2015	9/30/2015
Ordinary income:
Qualified dividend income for individuals*	91.41%	91.41%	100.00%	100.00%	100.00%
Foreign source income*	86.88%	86.88%	94.02%	94.02%	94.02%
Foreign taxes paid per share	$0.002000	$0.008910	$0.007703	$0.016259	$0.005501
Long-term capital gain dividend	$0.025760	—	—	—	—

*	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

QS Batterymarch International Dividend Fund	35

QS Batterymarch

International Dividend Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jane Trust*

*	Effective June 1, 2015, Ms. Trust became a Trustee, President and Chief Executive Officer.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

QS Batterymarch Financial Management, Inc.

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing

(US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

QS Batterymarch International Dividend Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

QS Batterymarch International Dividend Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of QS Batterymarch International Dividend Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC Member FINRA, SIPC

BATX015993 11/15 SR15-2622

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Andrew L. Breech possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Andrew L. Breech as the Audit Committee’s financial expert. Andrew L. Breech is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2014 and September 30, 2015 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $187,500 in 2014 and $186,663 in 2015.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $4 in 2014 and $0 in 2015.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $16,000 in 2014 and $36,780 in 2015. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

(d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) and (c) of this Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of
Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the

engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2014 and 2015; Tax Fees were 100% and 100% for 2014 and 2015; and Other Fees were 100% and 100% for 2014 and 2015.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2015.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	November 24, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	November 24, 2015

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	November 24, 2015